Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:                                                                                     )
)           Case No.  11-20140-11-rdb
ICOP DIGITAL, INC.                                                           )           Chapter 11
Debtor.                                     )
                                                                                                )

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM May 1, 2011  TO May 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Addrss	Attorney's Address
and Phone Number:	and Phone Number:

16801 West 116th Street Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING May 1, 2011 AND ENDING May 31, 2011

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011

		Current		Cumulative
		Month		to Petition Date

1. FUNDS AT BEGINNING OF PERIOD		$484,916.57	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales				-
Minus: Cash Refunds				-
Net Cash Sales				-
B. Accounts Receivable				202,714.26
C. Other Receipts (See MOR-3)		291.77		747,051.76
(If you receive rental income,				-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		291.77		949,766.02
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$485,208.34		$973,967.85
5. DISBURSEMENTS
A. Advertising				-
B. Bank Charges		(10.00)		948.35
C. Contract Labor				35,434.85
D. Fixed Asset Payments (not incl. in “N”)				-
E. Insurance				41,943.00
F. Inventory Payments (See Attach. 2)				-
G. Leases				-
H. Manufacturing Supplies				-
I. Office Supplies				548.95
J. Payroll - Net (See Attachment 4B)				-
K. Professional Fees (Accounting & Legal)		7,700.17		139,702.25
L. Rent				47,375.66
M. Repairs & Maintenance				-
N. Secured Creditor Payments (See Attach. 2)				186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)				-
P. Taxes Paid - Sales & Use (See Attachment 4C)				-
Q. Taxes Paid - Other (See Attachment 4C)				5,714.52
R. Telephone		244.84		6,375.62
S. Travel & Entertainment				-
Y. U.S. Trustee Quarterly Fees				4,875.00
U. Utilities		65.56		4,967.44
V. Vehicle Expenses				-
W. Other Operating Expenses (See MOR-3)		4,000.00		25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		12,000.57		500,760.08
7. ENDING BALANCE (Line 4 Minus Line 6)		$473,207.77	(c)	$473,207.77	(c)

                                                   MONTH                                    PETITION TO DATE

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of June, 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Cumulative
Description		Current Month	Petition to Date

TOTAL OTHER RECEIPTS	Refunds

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

	Source	Purpose	Repayment Schedule
Loan Amount	of Funds

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: ICOP Digital, Inc.                             Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance		$176,140	(a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$		(b)
PLUS/MINUS: Adjustments or Writeoffs	$		*
End of Month Balance		$176,140	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable
Customer	Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.

MOR-4

(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.
ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: ICOP Digital, Inc.                                 Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT					(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

INVENTORY REPORT
INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
_________%	100.00%	_________%	_________% =	100.00%

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:		$1.219.241.95	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month		$1,000,259.41	(a)(b)
MINUS: Depreciation Expense	$
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$		*
Ending Monthly Balance		$1,000,259.41

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be thebalance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: ICOP Digital, Inc.                                       Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                             BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement		$475,256.52
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits		$2,514.09	*
Minus Service Charges	$
Ending Balance per Check Register		$472,742.43	**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                        Case Number:

Reporting Period beginning                                         Period ending

NAME OF BANK:                                                     BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: ICOP Digital, Inc.                      Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement		$465.34
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$		*
Minus Service Charges	$
Ending Balance per Check Register		$465.34	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized   by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:___________________________________         Case Number:

Reporting Period beginning                                                                      Period ending

NAME OF BANK:                                                                                      BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: ICOP Digital, Inc.                                  Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:_________________________                                       BRANCH:

ACCOUNT NAME:________________________                                       ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$	*
Minus Service Charges	$
Ending Balance per Check Register	$	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                              Case Number:

Reporting Period beginning                                                           Period ending

NAME OF BANK:                                                                  BRANCH:

ACCOUNT NAME:                                                                ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL		(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid		(a)
Sales & Use Taxes Paid		(b)
Other Taxes Paid		(c)
TOTAL		(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Current
Instrument	Face Value	Purchased Price	Date of Purchase	Market Value

TOTAL	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)		(Column 4)
	Maximum	Amount of Petty		Difference between
Location of	Amounts of Cash	Cash On Hand		(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month		Column 3)

TOTAL		$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: ICOP Digital, Inc.                                Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of	Date			Date Last
Taxing	Payment			Tax Return	Tax Return
Authority	Due	Description	Amount	Filed	Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: ICOP Digital, Inc.                                     Case Number:  11-20140-11-rdb

Reporting Period beginning May 1, 2011          Period ending   May 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Payment
Name of Officer or Owner	Title	Description	Amount Paid

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

CBIZ Insurance, Kathy Beamis, 913-234-1918

Travelers Property		TT06303657	General Liab	1/1/2012	1/1/2011
Travelers Indemnity		BA3885P20611TEC	Auto Liab	1/1/2012	1/1/2011
Travelers Property		TT06303658	Umbrella Liab	1/1/2012	1/1/2011
Standard Fire Ins Co		HCUB3751P66A11	Work Comp	1/1/2012	1/1/2011
D&O

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-17

	May 31, 11	Apr 30, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10000 · Bank of Blue Valley (7650)	0.00	(10.00)
0-10070 · FNB Olathe Checking 013-960-2	472,742.43	484,461.23
0-10080 · FNB Payroll Acct. 014-952-7	465.34	465.34
Total Cash Accounts	473,207.77	484,916.57
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	(3,465.15)	(3,465.15)
0-10210 · Yen Currency Fluctuation	3,465.15	3,465.15
Total Foreign Cash Accounts	0.00	0.00
Total Checking/Savings	473,207.77	484,916.57
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73	252,876.73
0-11010 · Accounts Receivable - Dealers	23,719.75	23,719.75
0-11100 · Allowance for Doubtful Accounts	(100,456.68)	(100,456.68)
Total Accounts Receivable	176,139.80	176,139.80
Total Accounts Receivable	176,139.80	176,139.80
Other Current Assets
Other Current Assets
0-14110 · Employee Benefits - FLEX WH	(787.62)	(787.62)
0-14120 · Employee Benefits - Guardian	866.56	866.56
0-14130 · Employee Benefits - UHC	149.74	149.74
0-14140 · Employee Benefits - Aflac	75.21	75.21
Total Other Current Assets	303.89	303.89
Total Other Current Assets	303.89	303.89
Total Current Assets	649,651.46	661,360.26
Fixed Assets
Property Plant & Equipment, Net
Property Plant and Equipment
0-15500 · Land	1,000,259.41	1,000,259.41
Total Property Plant and Equipment	1,000,259.41	1,000,259.41
Total Property Plant & Equipment, Net	1,000,259.41	1,000,259.41
Total Fixed Assets	1,000,259.41	1,000,259.41
Other Assets
Long Term Assets
0-18100 · Security Deposit on Lease	17,500.00	17,500.00
Total Long Term Assets	17,500.00	17,500.00
Total Other Assets	17,500.00	17,500.00
TOTAL ASSETS	1,667,410.87	1,679,119.67
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,187,056.11	1,187,056.11
0-20100 · Accounts Payable - Chpt 11	4,941.02	4,941.02
Total Accounts Payable	1,191,997.13	1,191,997.13
Total Accounts Payable	1,191,997.13	1,191,997.13
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40	52,257.40
0-21010 · Accrued Property Taxes	26,686.29	26,686.29
0-21020 · Accrued Sales Tax	3,366.29	3,366.29
Total Accrued Expenses	82,309.98	82,309.98
Accrued Payroll
0-21100 · Accrued Vacation pay	198,707.02	198,707.02
0-21120 · Accrued Commissions	18,234.00	18,234.00
0-21130 · Accrued Payroll	37,041.80	37,041.80
Total Accrued Payroll	253,982.82	253,982.82
Accrued Benefits
0-21410 · ESPP Withheld	104.71	104.71
Total Accrued Benefits	104.71	104.71
Total Accrued Liabilities	336,397.51	336,397.51
Notes Payable
0-22000 · N/P - Bank of Blue Valley	479,984.97	479,984.97
Total Notes Payable	479,984.97	479,984.97
Total Other Current Liabilities	816,382.48	816,382.48
Total Current Liabilities	2,008,379.61	2,008,379.61
Total Liabilities	2,008,379.61	2,008,379.61
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75	164,991.75
0-30010 · Stock Option Proceeds	52,650.00	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09	769,171.09
0-30040 · Common Stock	36,343,227.14	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47	2,076,270.47
0-30065 · Warrants	88,660.94	88,660.94
0-30070 · Offering Costs	(2,250,025.22)	(2,250,025.22)
Total Shareholders' Equity - CS	38,804,946.17	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15	3,465.15
Total Other Comprehensive Income	3,465.15	3,465.15
0-32000 · Retained Deficit	(36,493,467.90)	(36,493,467.90)
Net Income	(2,655,912.16)	(2,644,203.36)
Total Equity	(340,968.74)	(329,259.94)
TOTAL LIABILITIES & EQUITY	1,667,410.87	1,679,119.67

May 11
Ordinary Income/Expense
Expense
0-60400 · Professional & Contract Service	11,418.17
0-60500 · Facilities & Maintenance Costs	65.56
0-60800 · Telecommunications	244.84
0-61400 · Sales & Use; Property Taxes	-9.77
0-62100 · Bank and Loan Charges	-10.00
Total Expense	11,708.80
Net Ordinary Income	-11,708.80
Net Income	-11,708.80

Type	Date	Num	Name	Memo	Split	Debit	Credit	Balance
Cash Accounts								484,916.57
0-10000 · Bank of Blue Valley (7650)								-10.00
General Journal	05/31/2011	21281			2-62110 · Bank Charges	10.00		0.00
Total 0-10000 · Bank of Blue Valley (7650)						10.00	0.00	0.00
0-10070 · FNB Olathe Checking 013-960-2								484,461.23
Check	05/04/2011	9690	AT&T		6-60830 · Telephone Expense		170.96	484,290.27
Check	05/10/2011	9691	SPRINT	ACH	6-60820 · Cell Phones and Aircards		73.88	484,216.39
Check	05/10/2011	9692	EVANS & MULLINIX P.A.	VOID:	2-60430 · Legal Expense	0.00		484,216.39
Check	05/10/2011	9693	EVANS & MULLINIX P.A.		2-60430 · Legal Expense		6,030.21	478,186.18
Check	05/10/2011	9694	Kansas City Power & Light	Acct. 3515-08-8885	2-60590 · Utility Expense		65.56	478,120.62
Check	05/17/2011	9695	Bryan Cave, LLP	Inv# 9965018	2-60430 · Legal Expense		1,669.96	476,450.66
Deposit	05/19/2011			Deposit	-SPLIT-	291.77		476,742.43
Check	05/26/2011	9696	Equivest, LLC		2-60410 · Consulting - Admin		2,000.00	474,742.43
Check	05/26/2011	9697	Laura Owen, LLC		2-60410 · Consulting - Admin		2,000.00	472,742.43
Total 0-10070 · FNB Olathe Checking 013-960-2						291.77	12,010.57	472,742.43
0-10080 · FNB Payroll Acct. 014-952-7								465.34
Total 0-10080 · FNB Payroll Acct. 014-952-7								465.34
Total Cash Accounts						301.77	12,010.57	473,207.77
TOTAL						301.77	12,010.57	473,207.77

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	0.00	0.00	0.00	0.00	650.00	650.00
AB Mobile Com	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Aberdeen Township Police Department	0.00	0.00	0.00	0.00	4,482.80	4,482.80
Accounts Receivable Entry	0.00	0.00	0.00	0.00	0.00	0.00
Advanced Radio Communications	0.00	0.00	0.00	0.00	111.77	111.77
Alaska Safety	0.00	0.00	0.00	0.00	(358.13)	(358.13)
All-Pro Safety Supply & Installations, In	0.00	0.00	0.00	0.00	612.97	612.97
Andrews Police Department	0.00	0.00	0.00	0.00	(192.50)	(192.50)
Appleton Police Department	0.00	0.00	0.00	0.00	0.60	0.60
Arkansas City Police Department	0.00	0.00	0.00	0.00	(876.00)	(876.00)
B-K Electric, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
B & C Communications	0.00	0.00	0.00	0.00	4,100.55	4,100.55
B&G Electronics	0.00	0.00	0.00	0.00	0.00	0.00
B&L Comm., Inc.	0.00	0.00	0.00	0.00	6,301.12	6,301.12
Banks County Sheriff's Office	0.00	0.00	0.00	0.00	4,755.78	4,755.78
Belleville Police Department	0.00	0.00	0.00	0.00	(854.00)	(854.00)
Beltronics, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Blytheville Police Department	0.00	0.00	0.00	0.00	(42.37)	(42.37)
Bob Caldwell CJD	0.00	0.00	0.00	0.00	9,991.65	9,991.65
Borough of Woodbury Heights Police Depart	0.00	0.00	0.00	0.00	36,248.14	36,248.14
Brownwood Police	0.00	0.00	0.00	0.00	(286.63)	(286.63)
Cartersville Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Cedar Rapids Police Department	0.00	0.00	0.00	0.00	105.50	105.50
Charleston Light & Siren Emergency	0.00	0.00	0.00	0.00	18,467.72	18,467.72
Chattahoochee Hill Country	0.00	0.00	0.00	0.00	512.65	512.65
CNY Public Safety Supply Inc	0.00	0.00	0.00	0.00	398.78	398.78
Communications & Emergency Products, Inc.	0.00	0.00	0.00	0.00	1,061.87	1,061.87
Complete Emergency Vehicles	0.00	0.00	0.00	0.00	9,773.36	9,773.36
ComputerShare, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Connect Wireless Solutions	0.00	0.00	0.00	0.00	0.00	0.00
Custom Command Vehicles	0.00	0.00	0.00	0.00	43,263.86	43,263.86
Dana Safety Supply	0.00	0.00	0.00	0.00	701.76	701.76
Demarest Police Department	0.00	0.00	0.00	0.00	63.00	63.00
Developed Dimension Information Technolog	0.00	0.00	0.00	0.00	23.00	23.00
Diboll Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Dorchester County Sheriff's Office	0.00	0.00	0.00	0.00	(112.72)	(112.72)
Dover Police Department	0.00	0.00	0.00	0.00	(632.90)	(632.90)
DSC Communications	0.00	0.00	0.00	0.00	10,190.57	10,190.57
Dunne Communications, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Dunnellon Police Department	0.00	0.00	0.00	0.00	4,791.62	4,791.62
Durango Police Department	0.00	0.00	0.00	0.00	5,920.00	5,920.00
East Providence Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Eastchester Police Dept	0.00	0.00	0.00	0.00	(170.00)	(170.00)
Ellensburg Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Empire Energy Corporation	0.00	0.00	0.00	0.00	0.00	0.00
ERS	0.00	0.00	0.00	0.00	7,731.92	7,731.92
Extreme 911	0.00	0.00	0.00	0.00	412.58	412.58
Falls Church Police Department	0.00	0.00	0.00	0.00	515.00	515.00
Fayette County Sheriff's Office	0.00	0.00	0.00	0.00	(836.36)	(836.36)
Fleet Auto Supply	0.00	0.00	0.00	0.00	25,450.66	25,450.66
Forest Park Police Department (GA)	0.00	0.00	0.00	0.00	(1,234.95)	(1,234.95)
Fort Dodge Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Franklin County Sheriff's Office (OH)	0.00	0.00	0.00	0.00	34.65	34.65
Fremont County Sheriff's Office	0.00	0.00	0.00	0.00	(1,674.80)	(1,674.80)
Fruitland Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Hamilton Provost Marshall Office	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Polk Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Gaithersburg Police Department	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Garden City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
General Ledger Entry - AR	0.00	0.00	0.00	(199,292.32)	25,041.77	(174,250.55)
Georgetown Police Department	0.00	0.00	0.00	0.00	39.98	39.98
Gillespie County Sheriff's Dept	0.00	0.00	0.00	0.00	57.50	57.50
Glen Canyon NRA	0.00	0.00	0.00	0.00	340.03	340.03
Golden Gate NRA	0.00	0.00	0.00	0.00	0.00	0.00
Goodhue County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Grants Pass Police Dept	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Granville Police Dept	0.00	0.00	0.00	0.00	(312.58)	(312.58)
Graybill Communications	0.00	0.00	0.00	0.00	190.50	190.50
Green River Police Department	0.00	0.00	0.00	0.00	(260.00)	(260.00)
Guernsey County Sheriff	0.00	0.00	0.00	0.00	502.25	502.25
Habersham County Sheriff's Office	0.00	0.00	0.00	0.00	(500.00)	(500.00)
Hammond Police Department	0.00	0.00	0.00	0.00	68,351.14	68,351.14
Hapeville Police Department	0.00	0.00	0.00	0.00	(600.00)	(600.00)
Harper Woods Police Department	0.00	0.00	0.00	0.00	(35.00)	(35.00)
Hawthorn Woods Police Department	0.00	0.00	0.00	0.00	2.96	2.96
Haywood County Sheriff's Office	0.00	0.00	0.00	0.00	(78.22)	(78.22)
Hendersonville Police Department	0.00	0.00	0.00	0.00	15.00	15.00
Herculaneum Police Department	0.00	0.00	0.00	0.00	(240.00)	(240.00)
HES, Inc. (c)	0.00	0.00	0.00	0.00	0.00	0.00
Highlands Police Department	0.00	0.00	0.00	0.00	(90.00)	(90.00)
Hodgkins Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Holcomb Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Homewood Police Department-AL	0.00	0.00	0.00	0.00	285.00	285.00
Industrial Communiations Sales & Services	0.00	0.00	0.00	0.00	0.00	0.00
Industrial Communications-MT	0.00	0.00	0.00	0.00	385.70	385.70
Integrated Communications	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Iredell County Sheriff's Office	0.00	0.00	0.00	0.00	(930.55)	(930.55)
J & S Communications LLC	0.00	0.00	0.00	0.00	4,931.80	4,931.80
Jasper Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Jefferson County AR SO	0.00	0.00	0.00	0.00	760.66	760.66
Kalamazoo County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Ketchum Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Key West Police Department	0.00	0.00	0.00	0.00	197.50	197.50
Kingsland Police Department	0.00	0.00	0.00	0.00	(908.65)	(908.65)
Lake Mead NRA	0.00	0.00	0.00	0.00	(87.00)	(87.00)
Lake Winnebago Police Department	0.00	0.00	0.00	0.00	(72.29)	(72.29)
Lansing Police Department	0.00	0.00	0.00	0.00	(207.58)	(207.58)
Laprade Government Sales	0.00	0.00	0.00	0.00	13,040.43	13,040.43
Laurel Police Department	0.00	0.00	0.00	0.00	5,085.00	5,085.00
Lincoln County Sheriff's Office	0.00	0.00	0.00	0.00	(1,741.15)	(1,741.15)
Linden Police Department	0.00	0.00	0.00	0.00	108.12	108.12
Livonia Police Department	0.00	0.00	0.00	0.00	(462.11)	(462.11)
Lower Merion Twp Police Dept.	0.00	0.00	0.00	0.00	(31.00)	(31.00)
Lusk Police Department	0.00	0.00	0.00	0.00	5,642.99	5,642.99
Lyon County Sheriffs Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Macon County Sheriff's Dept.	0.00	0.00	0.00	0.00	(23.94)	(23.94)
Marion Police Department	0.00	0.00	0.00	0.00	13.00	13.00
Marshfield Police Department	0.00	0.00	0.00	0.00	3,876.09	3,876.09
Matsu Emergency Safety and Supply	0.00	0.00	0.00	0.00	577.28	577.28
Mercer Island Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Milton Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Minnestoa Sheriff's Association	0.00	0.00	0.00	0.00	0.01	0.01
Mitchell Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Mobile Police Department	0.00	0.00	0.00	0.00	2,668.30	2,668.30
Moncks Corner Police Department	0.00	0.00	0.00	0.00	4,549.49	4,549.49
Monroe Police Department	0.00	0.00	0.00	0.00	30.00	30.00
Morton County Sheriffs Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Nalcom Wireless, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Natchez Trace Parkway NPS	0.00	0.00	0.00	0.00	(200.00)	(200.00)
New Melle Police Department	0.00	0.00	0.00	0.00	(37.00)	(37.00)
Northfield Police Department	0.00	0.00	0.00	0.00	57,622.88	57,622.88
Northwestern State University	0.00	0.00	0.00	0.00	(100.00)	(100.00)
NYPD Highway Patrol	0.00	0.00	0.00	0.00	4,405.39	4,405.39
NYPD HWY PATROL UNIT 5	0.00	0.00	0.00	0.00	280.00	280.00
Olmos Park Police Department	0.00	0.00	0.00	0.00	6,362.50	6,362.50
Osceola County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
OSP - Gold Beach	0.00	0.00	0.00	0.00	(48.00)	(48.00)
Ottawa Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Oviedo Police Department	0.00	0.00	0.00	0.00	(60.00)	(60.00)
Ozaukee County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Panama City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Park Forest Police Department	0.00	0.00	0.00	0.00	(283.50)	(283.50)
Plainfield Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
PMC Associates, Inc.	0.00	0.00	0.00	0.00	(1,860.00)	(1,860.00)
Powder Springs Police Department	0.00	0.00	0.00	0.00	50.00	50.00
Premier Vehicle Installation, Inc	0.00	0.00	0.00	0.00	(1,048.74)	(1,048.74)
Priority One Emergency	0.00	0.00	0.00	0.00	0.00	0.00
Procom Corporation	0.00	0.00	0.00	0.00	1,000.00	1,000.00
PSEI	0.00	0.00	0.00	0.00	3,022.94	3,022.94
Radioland Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Randolph AFB - Fire	0.00	0.00	0.00	0.00	0.00	0.00
Raytheon-JPS Communications Inc.	0.00	0.00	0.00	0.00	420.00	420.00
RCS Wireless Technology	0.00	0.00	0.00	0.00	171.72	171.72
Red Lodge Police Department	0.00	0.00	0.00	0.00	924.05	924.05
REM Communications	0.00	0.00	0.00	0.00	716.00	716.00
Reserve for losses	0.00	0.00	0.00	0.00	(100,456.68)	(100,456.68)
RF Marketing Sales	0.00	0.00	0.00	0.00	0.00	0.00
Rocky Boy Tribal Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Roman Forest Police Department	0.00	0.00	0.00	0.00	(2,500.00)	(2,500.00)
Roselle Park Police Department	0.00	0.00	0.00	0.00	180.00	180.00
Saint Peter Police Department	0.00	0.00	0.00	0.00	13.75	13.75
Saukville Police Department	0.00	0.00	0.00	0.00	(63.00)	(63.00)
Shipman Communications	0.00	0.00	0.00	0.00	4,931.80	4,931.80
South Haven Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
South Portland Police Department	0.00	0.00	0.00	0.00	7,150.00	7,150.00
South Rockwood Police Dept	0.00	0.00	0.00	0.00	(415.00)	(415.00)
State of Alaska Department of Transportat	0.00	0.00	0.00	0.00	85.13	85.13
Stratford Police Department	0.00	0.00	0.00	0.00	39,321.64	39,321.64
Sumter County Sheriff's Office	0.00	0.00	0.00	0.00	222.34	222.34
Sweetwater Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Telecomunicaciones y Servicios del Norte	0.00	0.00	0.00	0.00	28,401.29	28,401.29
Tieton Police Department	0.00	0.00	0.00	0.00	(64.45)	(64.45)
Tinton Falls Police Department	0.00	0.00	0.00	0.00	222.63	222.63
Titusville Police Department	0.00	0.00	0.00	0.00	409.50	409.50
Tulelake Police Department	0.00	0.00	(66.96)	0.00	0.00	(66.96)
Ukiah Police Department	0.00	0.00	0.00	0.00	5,447.74	5,447.74
University of Kentucky	0.00	0.00	0.00	0.00	(3,600.00)	(3,600.00)
University of Texas San Antonio	0.00	0.00	0.00	0.00	(268.05)	(268.05)
University of Wyoming	0.00	0.00	0.00	0.00	(568.67)	(568.67)
University Park Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Vernonia Police Department	0.00	0.00	0.00	0.00	(90.03)	(90.03)
Veterans Affairs Hospital Police Dept	0.00	0.00	0.00	0.00	98.08	98.08
Wabasha County Sheriff's Dept	0.00	0.00	0.00	0.00	242.45	242.45
Wabaunsee County Sheriff's Office	0.00	0.00	0.00	0.00	245.28	245.28
Warr Acres Police Department	0.00	0.00	0.00	0.00	600.00	600.00
Watec, Inc.	0.00	0.00	0.00	0.00	15.00	15.00
Wellington Police Department	0.00	0.00	0.00	0.00	100.00	100.00
West Chester Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
West Jordan Police Department	0.00	0.00	0.00	0.00	100.00	100.00
Western Carolina Communication Systems	0.00	0.00	0.00	0.00	240.01	240.01
Westminster Police Department	0.00	0.00	0.00	0.00	(400.00)	(400.00)
White Settlement Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wichita State University Police	0.00	0.00	0.00	0.00	(400.00)	(400.00)
William & Mary Police	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Winder Police Department	0.00	0.00	0.00	0.00	(700.00)	(700.00)
Wireless Advanced Communications	0.00	0.00	0.00	0.00	225.00	225.00
Wireless Plus	0.00	0.00	0.00	0.00	46.13	46.13
Wyandotte County Sheriff's Office	0.00	0.00	0.00	0.00	(274.10)	(274.10)
Wyoming Department of Transportation	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wyoming Highway Patrol	0.00	0.00	0.00	0.00	336.00	336.00
Yerington Police	0.00	0.00	0.00	0.00	(617.50)	(617.50)
Yosemite National Park	0.00	0.00	0.00	0.00	100.00	100.00
Zion Police Department	0.00	0.00	0.00	0.00	100.00	100.00
TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
AMERICAN EXPRESS	0.00	0.00	12.90	0.00	0.00	12.90
Computershare Inc.	0.00	0.00	925.00	0.00	0.00	925.00
Conference America	0.00	130.32	0.00	0.00	0.00	130.32
FEDEX	0.00	0.00	107.21	0.00	0.00	107.21
Marketwire Inc.	0.00	(1,501.95)	1,038.25	0.00	0.00	(463.70)	Require prepayment for services
Standguard Water	0.00	0.00	45.68	0.00	0.00	45.68
Terremark (formerly Data Return LLC)	0.00	3,780.00	0.00	0.00	0.00	3,780.00
Unisource Document Products	0.00	246.66	156.95	0.00	0.00	403.61
TOTAL	0.00	2,655.03	2,285.99	0.00	0.00	4,941.02

		Current		Cumulative
		Month		to Petition Date

1. FUNDS AT BEGINNING OF PERIOD		$484,916.57	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales				-
Minus: Cash Refunds				-
Net Cash Sales				-
B. Accounts Receivable				202,714.26
C. Other Receipts (See MOR-3)		291.77		747,051.76
(If you receive rental income,				-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		291.77		949,766.02
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$485,208.34		$973,967.85
5. DISBURSEMENTS
A. Advertising				-
B. Bank Charges		(10.00)		948.35
C. Contract Labor				35,434.85
D. Fixed Asset Payments (not incl. in “N”)				-
E. Insurance				41,943.00
F. Inventory Payments (See Attach. 2)				-
G. Leases				-
H. Manufacturing Supplies				-
I. Office Supplies				548.95
J. Payroll - Net (See Attachment 4B)				-
K. Professional Fees (Accounting & Legal)		7,700.17		139,702.25
L. Rent				47,375.66
M. Repairs & Maintenance				-
N. Secured Creditor Payments (See Attach. 2)				186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)				-
P. Taxes Paid - Sales & Use (See Attachment 4C)				-
Q. Taxes Paid - Other (See Attachment 4C)				5,714.52
R. Telephone		244.84		6,375.62
S. Travel & Entertainment				-
Y. U.S. Trustee Quarterly Fees				4,875.00
U. Utilities		65.56		4,967.44
V. Vehicle Expenses				-
W. Other Operating Expenses (See MOR-3)		4,000.00		25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		12,000.57		500,760.08
7. ENDING BALANCE (Line 4 Minus Line 6)		$473,207.77	(c)	$473,207.77	(c)

1st First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Page: 1

ACCOUNT #: DDA - 0139602 Operating Account

Digital Systems Inc
Debtor in Possession

Enclosures: 12

Beginning Balance as of 05/01/11	**488,560.21**
Deposits & Other Credits	291.77
Charges & Fees	0.00
Checks & Other Debits	13,595.46
Average Balance	482,029.44
Ending Balance as of 05/31/11	**475,256.52**

Charges And Fees

Commercial Service Charge		0.00
1 Maintenance Fee	10.00	
11 Per Check Fee	1.65	
1 Per Deposit Fee	0.15	
2 Deposit Item - Transit	0.20	
Less Earnings Credit	12.00	

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount
05/19		Deposit	291.77	

Check Information

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.
Case 11-20140 Doc# 128 Filed 06/20/11 Page 28 of 33
STATFN (8-05)

First National     Bank of Olathe
Member FDIC
Established June I5, 1887 as the first nationally chartered bank in Johnson county
Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111
Page: 1
*********AUTO**3-DIGIT 662 2169 0.7820 AT 0.365 9 1 231 Illllllllllllllllllillliliiliilliililiiiliiiiilllliiil
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
PERIODIC STATEMENT
Date: May 31, 2011
Period: May 01, 2011 to May 31, 2011 (31 Days )
                         LENEXA KS  66219-1435
Operating Account
ACCOUNT #: DDA - 0139602
Digital Systems Inc Debtor in Possession
Enclosures: 12
Beginning Balance as of 05/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 05/31/11
488,560.21
291.77 0.00 13,595.46 482,029.44
475,256.52
Charges And Fees
Commercial Service Charge 1 Maintenance Fee 11 Per Check Fee
1           Per Deposit Fee
0.00
2           Deposit Item - Transit Less Earnings Credit
)
Credit Amount 291.77
Debit Amount
Transaction Information
10.00 1.65 0.15 0.20 12.00
Description Deposit
Date Check# 05/19
Check Information
Date           Check#                      Amount                      Date           Check*                      Amount
05/09           9678           445.08                      05/17           9691           73.88
05/03           9685 *                      282.00                      05/12           9693 *                      6,030.21
05/05           9688 *                      750.00                      05/16           9694           65.56
05/10           9689           107.81                      05/23           9695           1,669.96
05/12           9690           170.96                      05/26           9696           2,000.00

First National Bank of Olathe
Member FDIC
Established June 13, 1889 as the first nationally chartered bank in Johnson County

Page: 2

Account #: DDA-0139602

PERIODIC STATEMENT
DIGITAL SYSTEMS INC

May 31, 2011

Check Information (continued)

Date	Check#	Amount	Date	Check#	Amount
05/26	9697	2,000.00			

* Indicates a break in the Check number order.

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.
Case 11-20440 Doc# 128 Filed 06/20/11 Page 29 of 33
STATFN (6-08)

First National     Bank of Olathe
Member FDIC
Established June I5, 1887 as the first nationally chartered bank in Johnson county
Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111
Page: 2
ACCOUNT #: DDA - 0139602
PERIODIC STATEMENT DIGITAL SYSTEMS INC
May 31, 2011
Check Information (continued)
Date Check#                      Amount
Date Check#
Amount
05/26 9697                      2,000.00
* Indicates a break in the Check number order.
STATFN (8 08)

Account #139602 - DDA
5/19/2011 0 $291.77
5/9/2011 9678 $445.08
5/3/2011 9685 $282.00
5/5/2011 9688 $750.00
5/10/2011 9689 $107.81
5/12/2011 9690 $170.96
5/17/2011 9691 $73.88
5/12/2011 9693 $6,030.21
5/16/2011 9694 $65.56
5/23/2011 9695 $1,669.96
5/26/2011 9696 $2,000.00
5/26/2011 9697 $2,000.00
Case 11-20140 Doc# 128  Filed 06/20/11 Page 30 of 33

11:03 AM

06/12/11

		May 31, 11
Beginning Balance		488,560.21
Cleared Transactions		
Checks and Payments - 11 items	-13,595.46	
Deposits and Credits - 1 item	291.77	
Total Cleared Transactions	-13,303.69	
Cleared Balance		475,256.52
Uncleared Transactions		
Checks and Payments - 2 items	-2,514.09	
Total Uncleared Transactions	-2,514.09	
Register Balance as of 05/31/2011		472,742.43
New Transactions		
Checks and Payments - 16 items	-258,018.18	
Total New Transactions	-258,018.18	
Ending Balance		214,724.25

ICOP DIGITAL, INC.
11:03 AM 06/12/11                                Reconciliation Summary
0-10070 FNB Olathe Checking 013-960-2, Period Ending 05/31/2011
May 31,11
Beginning Balance
Cleared Transactions
Checks and Payments - 11 items Deposits and Credits - 1 item                                                                                                           488,580.21
-13,595.46 291.77
Total Cleared Transactions                                                      -13,303.69
Cleared Balance                                475,268.52
Uncleared Transactions
Checks and Payments - 2 items                                                      -2,514.09
Total Uncleared Transactions                                                      -2,514.09
Register Balance as of 05/31/2011                                                                472,742.43
New Transactions
Checks and Payments -15 Items                                                      -268,018.18
Total New Transactions                                           -258,018.18
Ending Balance                                214,724.25
Case 11-20140 Doc# 128  Filed 06/20/11 Page 31 of 33

First National Bank of Olathe

Page: 1

***********EXCLUDE-DoNotMailAddr
2950 0.4610 EX 0.000 16 2 7

ACCOUNT #: DDA - 0149527 Payroll Account

Digital Systems Inc

Enclosures: 0

Beginning Balance as of 05/01/11	**465.34**
Deposits & Other Credits	0.00
Charges & Fees	0.00
Checks & Other Debits	0.00
Average Balance	465.34
Ending Balance as of 05/31/11	**465.34**

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount

First National Bank of Olathe
**********EXCLUDE-DoNotMail Addr 2950 0.4610 EX 0.000                                                                                                           16 2 7
ICOP DIGITAL INC PAYROLL ACCOUNT HOLD MAIL NEED ADDRESS 00000, KS 00000-
PERIODIC STATEMENT Date: May 31, 2011 Period: May 01, 2011 to May 31, 2011 (31 Days )
Page: 1
Payroll Account
ACCOUNT #: DDA - 0149527
Digital Systems inc
Enclosures: 0
Beginning Balance as of 05/01/11
Description
Deposits & Other Credits Charges & Fees
Checks & Other Debits Average Balance Ending Balance as of 05/31/11
Transaction Information
Date Check#
Credit           Debit
Amount                      Amount
465.34
0.00 0.00 0.00 465.34
465.34
There was no activity for this account during the reported period
Case 11-20140 Doc# 128  Filed 06/20/11 Page 32 of 33

11:04 AM

06/12/11

		Apr 30, 11
Beginning Balance		465.34
Cleared Balance		465.34
Register Balance as of 04/30/2011		465.34
New Transactions		
Deposits and Credits - 1 Item	167,780.49	
Total New Transactions		167,780.49
Ending Balance		168,245.83

ICOP DIGITAL, INC. Reconciliation Summary
0-10080  FNB Payroll Acct. 014-952-7, Period Ending 04/30/2011
Apr 30,11
11:04 AM 06/12/11
Beginning Balance Cleared Balance
Register Balance as of 04/30/2011 New Transactions
Deposits and Credits - 1 item
465.34 465.34 465.34
167,780.49
167,780.49
168,246.83
Total New Transactions Ending Balance
Case 11-20140 Doc# 128  Filed 06/20/11 Page 33 of 33